                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549
                                   __________

                                  FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT

                  FILED PURSUANT TO SECTION 12, 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



                               JG INDUSTRIES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



                               AMENDMENT NO. ONE
                                             ---



The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated October 27, 1995 as set forth in the pages attached hereto:


                       Item 7. Financial Statements and
                                   Exhibits


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        JG Industries, Inc.
                                                   ----------------------------
                                                        (Registrant)



Date:  January 5, 1996                         By:  Rebecca M. Rebollar /s/
       ---------------                             ----------------------------
                                                    Chief Financial Officer

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(B)  PRO FORMA FINANCIAL INFORMATION:

The transaction reported on Form 8-K dated October 27, 1995 was reflected in the balance sheet as of October 28, 1995 and statement of income for the thirty-nine week period ended October 28, 1995, filed on Form 10-Q for the quarterly period ended October 28, 1995.

See Appendix A for unaudited condensed pro forma consolidated statement of income for the year ended January 28, 1995.

                                   APPENDIX A

                      JG INDUSTRIES, INC. AND SUBSIDIARIES

                              INDEX TO APPENDIX A


                                                                            PAGE
                                                                            ----

Unaudited Condensed Pro Forma Consolidated Statement of Income
 for the year ended January 28, 1995                                          5

Notes to Unaudited Condensed Pro Forma Consolidated
 Statement of Income                                                          6

                     JG INDUSTRIES, INC. AND SUBSIDIARIES
        UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED JANUARY 28, 1995
                           ------------------------
                     (in thousands, except per share data)

                                       HISTORICAL
                               ---------------------------
                               JG INDUSTRIES  DISCONTINUED    PRO FORMA    PRO FORMA
                               CONSOLIDATED    OPERATIONS    ADJUSTMENTS  CONSOLIDATED
                               ------------   -----------    -----------  ------------

Net sales                       $ 196,195      $119,089                    $  77,106

Cost of sales                     121,359        69,201                       52,158
                                ---------      --------    -------         ---------

 Gross profit                      74,836        49,888          0            24,948

Selling, general and
 administrative expenses           69,679        44,663        768 /(1)/      25,784
                                ---------      --------    -------         ---------

 Operating income (loss)            5,157         5,225       (768)             (836)

Interest expense, net               1,096           233       (632)/(2)/         231

Loss on subsidiary stock
 transactions, net                      6                       (6)/(3)/           0
                                ---------      --------    -------         ---------

 Income (loss) from
  continuing operations
  before income tax
  provision and
  minority interest                 4,055         4,992       (130)           (1,067)

Provision for
 income taxes                         666           646                           20
                                ---------      --------    -------         ---------

 Income (loss) from
  continuing operations
  before minority
  interest                          3,389         4,346       (130)           (1,087)

Minority interest                   2,902                   (2,880)/(4)/          22
                                ---------      --------    -------         ---------

 Net income (loss)              $     487      $  4,346    $ 2,750         $  (1,109)
                                =========      ========    =======         =========

Net income (loss) applicable
 to common and common
 equivalent shares              $     267                                  $  (1,329)
                                =========                                  =========

Per share income (loss)
 applicable to common and
 common equivalent shares       $     .04                                  $    (.19)
                                =========                                  =========

Average number of common
 and common equivelent
 shares outstanding             7,055,105                                  7,055,105
                                =========                                  =========

               The accompanying notes are an integral part of the unaudited condensed pro forma consolidated statement of income.

                      JG INDUSTRIES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED CONDENSED
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME



(1)  DISPOSITION OF ASSETS
     ---------------------

As previously reported, pursuant to an Agreement and Plan of Merger dated September 18, 1995, stockholders of Huffman Koos Inc. ("H-K") received a tender offer from unrelated third party on September 25, 1995 to acquire all of the issued and outstanding H-K shares at a per share purchase price of $9.375 in cash. Upon consumption of the tender offer on October 27, 1995, Sussex Group, Ltd. ("Sussex"), an indirect majority owned subsidiary of JG Industries, Inc. (the "Company"), sold its 1,250,000 H-K shares for an aggregate cash consideration of approxi mately $11,719,000. On October 27, 1995, pursuant to an agreement dated September 18, 1995 between Jupiter Industries, Inc. ("Jupiter") and Sussex, Sussex also exercised its option to repurchase 950,000 H-K shares for the total purchase price of $7,000,000 plus interest of approximately $641,000, and instructed Jupiter to tender the 950,000 shares. The Company used the proceeds from the transactions to repay all outstanding debt under the Company's term loan plus interest.

A further description of the transactions is contained in the documents filed as exhibits to Forms 8-K dated September 18, 1995 and October 27, 1995, and notes to condensed consolidated financial statements filed on Form 10-Q for the quarterly period ended October 28, 1995.


(2)  DESCRIPTION OF PRO FORMA STATEMENT OF CONSOLIDATED INCOME PRESENTATION
     ----------------------------------------------------------------------

The unaudited condensed pro forma consolidated statement of income for the year ending January 28, 1995 assumes that the disposition of H-K occurred on January 30, 1994. The statement presents the previously reported consolidated results of JG Industries, Inc., deducts the results of H-K for that period, and reflects the necessary pro forma adjustments. Following is a description of the significant pro forma adjustments to the unaudited combined condensed statement of income:

(1) To add back corporate overhead allocated to H-K.

(2) To eliminate interest expense related to debt which would have been retired with proceeds from the sale on January 30, 1994.

(3) To eliminate the loss from exercise of H-K stock options.

(4) To adjust the minority shareholders' share in the results of operations of Sussex relative to the above pro forma adjustments and the net income of H-K.